UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) March 17, 2009

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 8.01  OTHER EVENTS

On March 17, 2009, Commerce Group Corp. (the "Company") and San Sebastian Gold Mines, Inc., an affiliate which is 82 1/2% owned by the Company, delivered a Notice of Intent to commence international arbitration proceedings against the Government of El Salvador under the Central America Free Trade Agreement-Dominican Republic ("CAFTA-DR").

The Company contends that the government of El Salvador has frustrated its efforts to develop its mining interests in the country of El Salvador in violation of CAFTA-DR. On September 13, 2006, the government of El Salvador, without justification or any forewarning, revoked the Company's permits which it had issued for the San Sebastian Gold Mine exploitation concession and the San Cristobal Mill and Plant, effectively terminating
the Company's right to mine and process gold and silver.   On October 28,
2008, the government of El Salvador denied the Company's application to extend its exploration permits in connection with the New San Sebastian Exploration License and the Nueva Esparta License. If the matter proceeds to arbitration, the Company and its affiliate will be claiming significant monetary damages.

Under CAFTA-DR rules and procedures, the parties have 90 days to resolve their dispute amicably. If the dispute is not resolved in 90 days, the Company has the right to commence arbitration proceedings against the government of El Salvador. The arbitration will be administered under the Convention on the Settlement of Investment Disputes Between States and Nationals of Other States and under the Rules of Procedure for Arbitration Proceedings of the International Centre for Settlement of Investment Disputes ("ICSID"). ICSID is an affiliate of the World Bank and is headquartered in Washington, D.C.

FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect, "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.




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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Christine M. Wolski
Date:  March 18, 2009         __________________________________________
                              By:  Christine M. Wolski, Secretary


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